UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 3, 2025

Date of Report (Date of Earliest Event Reported)

Fortive Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction Of Incorporation)	001-37654 (Commission File Number)	47-5654583 (I.R.S. Employer Identification No.)

6920 Seaway Blvd Everett, WA 98203 (Address of principal executive offices)

Registrant’s telephone number, including area code: (425) 446-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common stock, par value $.01 per share	FTV	New York Stock Exchange
3.700% Notes due 2026	FTV26A	New York Stock Exchange
3.700% Notes due 2029	FTV29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting held on June 3, 2025 (the “Annual Meeting”), and as further described in Item 5.07 below, the shareholders of Fortive Corporation (the “Company”) approved the Fortive Corporation Amended and Restated 2016 Stock Incentive Plan (the “Restated Plan”) to extend the term of the plan until February 24, 2035. A description of the material terms of the Restated Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2025 (the “Proxy Statement”) and is incorporated herein by reference. The description of the Restated Plan is qualified in its entirety by reference to the Restated Plan referenced as Exhibit 10.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on the following five proposals:

Proposal 1: To elect the nine director nominees named in the Proxy Statement, each for a one-year term expiring at the 2026 annual meeting and until his or her respective successor is duly elected and qualified. Each nominee for director was elected by a vote of the shareholders as follows:

	For	Against	Abstain	Broker Non-Votes
Eric Branderiz	304,278,294	3,373,291	721,740	10,309,118
Daniel L. Comas	304,351,769	3,442,181	579,375	10,309,118
Sharmistha Dubey	297,410,834	10,379,383	583,108	10,309,118
Rejji P. Hayes	305,305,790	2,485,357	582,178	10,309,118
Wright L. Lassiter III	304,317,765	3,471,184	584,376	10,309,118
James A. Lico	307,317,196	472,673	583,456	10,309,118
Kate D. Mitchell	298,056,539	9,735,875	580,911	10,309,118
Gregory J. Moore	307,067,081	722,996	583,248	10,309,118
Jeannine Sargent	302,559,897	5,233,425	580,003	10,309,118

Proposal 2: To approve on an advisory basis the Company’s named executive officer compensation. The proposal was approved by a vote of the shareholders as follows:

For	266,880,634
Against	41,314,383
Abstain	178,308
Broker Non-Votes	10,309,118

Proposal 3: To approve the amendment and restatement of the 2016 Stock Incentive Plan to extend the term of the plan. The proposal was approved by a vote of the shareholders as follows:

For	251,683,703
Against	56,549,243
Abstain	140,379
Broker Non-Votes	10,309,118

Proposal 4: To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The proposal was approved by a vote of the shareholders as follows:

For	305,927,970
Against	12,643,094
Abstain	111,379

Proposal 5: To act upon a shareholder proposal to amend Fortive’s governing documents to reduce the ownership requirement for shareholders to call a special meeting from 25% of Fortive’s common stock to 10%. The proposal was rejected by a vote of the shareholders as follows:

For	109,292,430
Against	198,849,449
Abstain	231,446
Broker Non-Votes	10,309,118

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Fortive Corporation Amended and Restated 2016 Stock Plan (incorporated by reference from Appendix B to Fortive Corporation’s Proxy Statement on Schedule 14A filed on April 21, 2025 (Commission File Number: 1-37654))
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTIVE CORPORATION

By:	/s/ Daniel B. Kim
	Name:	Daniel B. Kim
	Title:	Vice President, Associate General Counsel and Secretary

Date: June 6, 2025